Lease Arrangements - Reconciliation of Undiscounted Cash Flows to Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Lessee, Operating Lease, Liability, to be Paid, Fiscal Year Maturity [Abstract]
2024	$ 486
2025	430
2026	69
Total minimum lease payments	985
Less: amount of lease payments representing interest	(15)
Lease liabilities	970	$ 1,333
Less: current obligation under leases	(475)	(440)
Non-current lease obligations	$ 495	$ 893